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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  August 14, 2000
                                                          ---------------


                                  Curis, Inc.
            -------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
            -------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

     000-30347                                              04-3505116
-----------------------                                ---------------------
(Commission File Number)                                (I.R.S. Employer
                                                       Identification No.)

61 Moulton Street
Cambridge, Massachusetts                                      02138
------------------------                               ---------------------
(Address of Principal Executive Offices)                    (Zip Code)


                                (617) 876-0086
           --------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
           --------------------------------------------------------
        (Former Name and Former Address, if Changed Since Last Report)
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ITEM 1.             CHANGES IN CONTROL OF REGISTRANT.

     (a) On July 31, 2000, Creative BioMolecules, Inc., a Delaware corporation ("Creative"), Ontogeny, Inc., a Delaware corporation ("Ontogeny"), and Reprogenesis, Inc., a Texas corporation ("Reprogenesis"), merged (the "Merger") with and into Curis, Inc. (the "Registrant"), pursuant to an Agreement and Plan of Merger dated as of February 14, 2000 (the "Merger Agreement"). On that date, the Registrant, as the surviving company of the Merger, assumed the rights and obligations of Creative, Ontogeny and Reprogenesis. The Registrant's common stock is listed on the Nasdaq National Market under the symbol "CRIS."

     Pursuant to the Merger Agreement, the following conversion ratios were applied to the outstanding securities of Creative, Ontogeny and Reprogenesis:

        o Creative's common stockholders received 0.3000 shares of the Registrant's common stock in exchange for each share of Creative stock that they owned;

        o Ontogeny's capital stockholders received 0.2564 shares of the Registrant's common stock in exchange for each share of Ontogeny stock that they owned; and

        o Reprogenesis' capital stockholders received and the holders of options or warrants to acquire the capital stock of Reprogenesis are entitled, upon exercise thereof, to receive an aggregate number of shares of the Registrant's common stock equal to 0.1956 multiplied by the total number of shares of Reprogenesis capital stock outstanding or subject to options or warrants.

Immediately after the Merger, the Registrant was owned approximately 43% by the former stockholders of Creative, approximately 38% by the former stockholders of Ontogeny and approximately 19% by the former stockholders of Reprogenesis.

     To the extent that the outstanding stock options of Creative, Ontogeny and Reprogenesis and the outstanding warrants to purchase Ontogeny and Reprogenesis capital stock did not expire upon completion of the Merger, each of these securities automatically converted into an equivalent right to acquire shares of the Registrant's common stock.

     The Merger will be accounted for under the purchase method of accounting for business combinations, with Creative being the acquiring company for accounting purposes.

     (b)  Not applicable.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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     (c)  Exhibits.
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   Exhibit         Description
   -------         -----------

     2.1 Agreement and Plan of Merger dated as of February 14, 2000 among Creative BioMolecules, Inc., Ontogeny, Inc., Reprogenesis, Inc. and Curis, Inc. (incorporated herein by reference to Annex A to the Joint Proxy Statement-Prospectus on Form S-4, as amended, filed with the Securities and Exchange Commission on March 14, 2000 (File No. 333-32446)).

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2000                       CURIS, INC.
                                       -------------------------
                                            (Registrant)

                                       By:  /s/ Doros Platika
                                       -------------------------
                                                Doros Platika
                                                President and Chief Executive
                                                Officer

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                                 EXHIBIT INDEX

     Exhibit        Description
     -------        ---------------------

       2.1 Agreement and Plan of Merger dated as of February 14, 2000 among Creative BioMolecules, Inc., Ontogeny, Inc., Reprogenesis, Inc. and Curis, Inc. (incorporated herein by reference to Annex A to the Joint Proxy Statement-Prospectus on Form S-4, as amended, filed with the Securities and Exchange Commission on March 14, 2000 (File No. 333-32446)).

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